UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

MOTORCAR PARTS OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance, CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MPAA	The Nasdaq Global Select Market

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2025, the Board of Directors of Motorcar Parts of America, Inc. (the “Company”) appointed Juliet Stone as Senior Vice President, Government Affairs and Special Projects.  Ms. Stone previously served as Vice President, General Counsel and Secretary of the Company.

On June 10, 2025, the Board of Directors of the Company appointed Glenn Burlingame (age 64) to succeed Ms. Stone as Vice President, General Counsel and Secretary of the Company.

Mr. Burlingame has over 30 years of experience representing corporate clients.  Prior to joining the Company, Mr. Burlingame was a Partner in the Corporate and Securities Department at Sichenzia Ross Ference Carmel LLP from July 2021 to April 2025 where his practice focused primarily on securities offerings, acquisitions, corporate governance, securities law compliance, executive compensation and financing transactions.  Prior to that, Mr. Burlingame was a Partner at Zeichner Ellman & Krause LLP in its Corporate, Commercial and Securities Law group for 12 years where his practice included representing the Company as outside corporate counsel.  After graduating from law school, Mr. Burlingame joined Cravath Swaine & Moore LLP as an associate in its Corporate Department.   Mr. Burlingame received his Juris Doctor from New York University School of Law and a Bachelor of Arts in Philosophy from Houghton University.

There are no arrangements or understandings between Mr. Burlingame and any other persons pursuant to which he was appointed as Vice President, General Counsel and Secretary of the Company. There are no family relationships between Mr. Burlingame and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company, dated June 13, 2025, relating to the appointments of Ms. Stone and Mr. Burlingame is attached hereto as Exhibit 99.1 to this Form 8-K.

The information under this Item 7.01 and the press release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished with this Current Report:

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: June 13, 2025	/s/ Selwyn Joffe
Selwyn Joffe
Chairman, President and Chief Executive Officer